As filed with the Securities and Exchange Commission on September 29, 1995
                                                                     File Nos.
                                                                       2-72614
                                                                      811-3193

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No._____

   Post Effective Amendment No.   15                              (X)
      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  17                                             (X)

                       Franklin Tax-Exempt Money Fund
              (Exact Name of Registrant as Specified in Charter)

                 777 Mariners Island Blvd., San Mateo, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312-2000

Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (bi)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [X] on December 1, 1995 pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(i)
   [ ] on (date) pursuant to paragraph (a)(ii) of rule 485



If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post effective amendment.


Calculation of Registration Fee Under the Securities Act of 1933

Title of                      Proposed                            Amount
Securities   Amount           Maximum            Proposed         of
Being        Being          Offering Price     Aggregate        Offering
Registered   Registered*      Per Share          Price*           Fee*
________________________________________________________________
Capital      35,712,710        $1.00            $290,000       $100
Stock       shares

*Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 417,601,002 shares were redeemed during the fiscal year ended July 31, 1995. 382,178,292 shares were used for reductions pursuant to Paragraph (d) of Rule 24f-2 during the current year. 35,422,710 shares is the amount of redeemed shares used for reduction in this amendment. Pursuant to 457(d) under the Securities Act of 1933, the maximum public offering price of $1.00 per share on September 21, 1995, is the price used as the basis for these calculations. The maximum public offering price per share varies and, thus, may be higher or lower than $1.00 in the future. While no fee is required for the 35,422,710 shares, the registrant has elected to register, for $100, an additional $290,000 of shares (approximately 290,000 shares at $1.00 per share).

As part of its initial registration statement, the registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and hereby continues such election. The registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on September 25, 1995.


                        FRANKLIN TAX-EXEMPT MONEY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                 Part A: Information Required in Prospectus

N-1A                                      Location in
Item No.    Item                          Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     Expense Table

3.             Condensed Financial          "Financial Highlights",
               Information                  "Performance"

4.             General Description          "Information About the Fund";
                                            "Investment Objective and Policies
                                            Followed by the Fund"

5.             Management of the Fund       "Management of the Fund"

5A.            Management Discussion of     The response to this item is
               Fund Performance             contained in Registrant's Annual
                                            Report to Shareholders

6.             Capital Stock and Other      "Distributions to Shareholders"
               Securities

7.             Purchase of Securities       "Taxation of the Fund and Its
               Being Offered                Shareholders"; "How to Buy Shares
                                            of the Fund"; "Other Programs and
                                            Privileges Available to Fund
                                            Shareholders"

8.             Redemption or Repurchase     "How to Sell Shares of the Fund";
                                            "Exchange Privilege"; "Telephone
                                            Transactions";  "Valuation of Fund
                                            Shares"; "How to get Information
                                            Regarding an Investment in the
                                            Fund"; "Performance"; "General
                                            Information"; "Account
                                            Registration"; "Important Notice
                                            Regarding Taxpayer IRS
                                            Certifications"

9.             Pending Legal Proceedings    Not Applicable

                          Part B: Information Required in
                        Statement of Additional Information

10.            Cover Page                   Cover Page

11.            Table of Contents            Contents

12.            General Information and      "The Fund" (See also the Prospectus
               History                      "Information About the Fund")

13.            Investment Objectives        "Additional Information Regarding
               and Policies                 the Fund's Investment Objective
                                            and  Policies" (See also the
                                            Prospectus "Investment Objective
                                            and Policies Followed by the Fund")

14.            Management of the Fund       "Officers and Directors"

15.            Control Persons and          "Officers and Directors"
               Principal Holders of
               Securities

16.            Investment Advisory and      "Investment Advisory and Other
               Other Services               Services"

17.            Brokerage Allocation         "The Fund's Policies Regarding
                                            Brokers Used on Portfolio
                                            Transactions"

18.            Capital Stock and Other      "The Fund"
               Securities

19.            Purchase, Redemptions, and   "Determination of Net Asset Value"
               Pricing of Securities        (See also the Prospectus "Valuation
               Being Offered                of Fund Shares"); "Additional
                                            Information Regarding Purchase and
                                            Redemption of Shares"

20.            Tax Status                   "Additional Information Regarding
                                            Distributions and Taxes"

21.            Underwriters                 "The Fund's Underwriter"

22.            Calculation of Performance   "General Information"
               Data

23.            Financial Statements         Financial Statements


FRANKLIN
TAX-EXEMPT
MONEY FUND

PROSPECTUS

DECEMBER 1, 1995


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN


Franklin Tax-Exempt Money Fund (the "Fund") is a no-load, open-end, diversified management investment company offering banks, corporations, other institutions and individual investors a convenient way to invest in a diversified, professionally managed portfolio of high quality short-term municipal obligations. The Fund seeks to achieve:

         * High Current Income Exempt From Federal Income Taxes
         * LIQUIDITY
         * CAPITAL PRESERVATION


This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information ("SAI") concerning the Fund, dated December 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors") at the address or telephone number shown above.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                              PAGE

Expense Table

Financial Highlights

Information About the Fund

Investment Objective and
   Policies Followed by the Fund

Management of the Fund

Distributions to Shareholders

Taxation of the Fund and
    Its Shareholders

How to Buy Shares of the Fund


How to Sell Shares of the Fund


Other Programs and Privileges
   Available to Fund Shareholders

Exchange Privilege

Telephone Transactions

Valuation of Fund Shares

How to Get Information Regarding
   an Investment in the Fund

Performance

General Information

Account Registrations

Important Notice Regarding
   Taxpayer IRS Certifications






EXPENSE TABLE


The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended July 31, 1995.


SHAREHOLDER TRANSACTION EXPENSES




Exchange Fee (per transaction)                                   $5.00*
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                                   0.56%**
12b-1 Fees                                                        0.00%
Other Expenses:



  Shareholder Servicing Costs                  0.12%
  Reports to Shareholders                      0.07%
  Other                                        0.08%


Total Other Expenses                                              0.27%
Total Fund Operating Expenses                                     0.83%**


*$5.00 fee is imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.


**Represents the amount that would have been payable to the investment manager absent a fee reduction by the investment manager. The investment manager, however, has agreed in advance to limit its management fees and to assume responsibility for making payments to offset certain operating expenses otherwise payable by the Fund. With this reduction, management fees and total operating expenses represented .38% and .65%, respectively, of the average net assets of the Fund. This arrangement may be terminated by the investment manager at any time.


Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period.


             1 YEAR               3 YEARS         5 YEARS         10 YEARS
             $8                   $26             $46             $103


THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE THE FEE WAIVER AND EXPENSE REDUCTION, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.







FINANCIAL HIGHLIGHTS


Set forth below is a table containing the financial highlights for a share of capital stock of the Fund throughout the ten fiscal years in the period ended July 31, 1995. The information for each of the five fiscal years in the period ended July 31, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated July 31, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See the discussion "Reports to Shareholders" under "General Information."



                           1995     1994     1993     1992     1991      1990    1989     1988     1987    1986
                           ----     ----     ----     ----     ----      ----    ----     ----     ----    ----

Per Share Operating
 Performance*
Net asset value at
 BEGINNING OF YEAR....     $1.00    $1.00    $1.00     $1.00    $1.00    $1.00    $1.00   $1.00     $1.00   $1.00
------------------         -----    -----    -----     -----    -----    -----    -----   -----     -----   -----

Net investment income.      0.029    0.020    0.021     0.031    0.045    0.056    0.056   0.047     0.041   0.049
Distributions from net
 investment income....     (0.029)(.020)  (.021)    (.031)   (.045)   (.056)   (.056)  (.047)    (.041)  (.049)

Net asset value at
 END OF YEAR..........     $1.00    $1.00    $1.00     $1.00    $1.00    $1.00    $1.00   $1.00     $1.00   $1.00
------------               -----    -----    -----     -----    -----    -----    -----   -----     -----   -----

Total return**........      2.98%    1.85%    2.08%     3.14%    4.65%    5.81%    5.77%   4.80%     4.20%   4.97%
Ratios/Supplemental Data
Net asset value at end
 of year (in 000's)...   $173,123 $202,883 $193,565  $207,374 $249,214 $228,001 $188,727 $214,090 $182,018$130,125
Ratio of expenses to
 average net assets...      0.65%+   0.65%+   0.69%+    0.70%+   0.70%+   0.74%    0.74%   0.71%     0.74%   0.80%
Ratio of net investment in-
 come to average net assets 2.65%    1.84%     2.10%    3.15%    4.53%    5.60%   5.67%     4.66%   4.22%    4.79%



*Selected data for a share of capital stock outstanding throughout the year.

**Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends at net asset value.


+Without a fee reduction by the investment Manager, the ratio of operating expenses to average net assets for fiscal years ended 1991, 1992, 1993, 1994, and 1995 would have been .71%, .75%, .80%, .81%, and .83% respectively.







INFORMATION ABOUT THE FUND


The Fund, incorporated under the laws of the state of California on March 18, 1980, is an open-end, diversified management investment company, commonly called a "mutual fund," and has been registered as such with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has only one class of capital shares. The Fund attempts to maintain a stable net asset value of $1.00 per share (although there is no assurance that this will be achieved). Although a shareholder may write redemption drafts (similar to checks) against the account, the purchase of shares of the Fund does not create a checking or other bank account.


Shares of the Fund may be purchased at net asset value (without a sales charge) with an initial investment of at least $500 and subsequent investments of $25 or more. (See "How to Buy Shares of the Fund.")


CERTAIN FUNDS IN THE FRANKLIN TEMPLETON FUNDS, AS THAT TERM IS DEFINED UNDER "OTHER PROGRAMS AND PRIVILEGES AVAILABLE TO FUND SHAREHOLDERS - RIGHTS OF ACCUMULATION," CURRENTLY OFFER THEIR SHARES IN TWO "CLASSES," DESIGNATED "CLASS I" AND "CLASS II." CLASSES OF SHARES REPRESENT PROPORTIONATE INTERESTS IN THE SAME PORTFOLIO OF INVESTMENT SECURITIES BUT WITH DIFFERENT RIGHTS, PRIVILEGES AND ATTRIBUTES. SHARES OF THE FUND MAY BE CONSIDERED CLASS I SHARES FOR PURPOSES OF THE PROGRAMS AND PRIVILEGES DISCUSSED IN THIS PROSPECTUS.


INVESTMENT OBJECTIVE
AND POLICIES OF THE FUND

The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar denominated instruments which the Board of Directors of the Fund determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized securities rating agencies ("NRSROs"), or which are unrated by any NRSRO but are of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). The Fund maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less. These procedures are not fundamental policies of the Fund.

See the SAI for a description of ratings by three NRSROs, Standard and Poor's Corporation, Moody's Investors Service and Fitch Investor Services, Inc.


The Fund seeks to achieve its objective by investing in a diversified portfolio of municipal securities which the Manager, under supervision of the Board of Directors of the Fund, has determined present minimal credit risks. These securities will be high-quality, short-term debt obligations which are issued by states, territories and possessions of the U.S., the District of Columbia, and by their political subdivisions, and duly constituted authorities, the interest from which is wholly exempt from federal income tax in the opinion of bond counsel t the issuer. Such securities are generally known as "Municipal Bonds" or "Municipal Notes." As with any other investment, there is no assurance that the Fund's objective will be attained.


Because the Fund limits its investments to high quality securities, the Fund's portfolio will generally earn lower yields than if the Fund purchased securities with a lower rating and correspondingly greater risk and the yield to shareholders in the Fund is accordingly likely to be lower.


Where market conditions would cause a serious erosion of portfolio value due to rapidly rising interest rates or other adverse factors, the Fund may take a defensive position to preserve net asset value by temporarily investing a substantial portion of its assets in short-term taxable obligations of the same type referred to in the preceding paragraph.


The Fund has adopted a fundamental policy which requires that, under normal conditions, at least 80% of its assets will be invested in obligations, the income on which will be both exempt from regular federal income tax and not specifically treated as a tax preference item under the federal alternative minimum tax.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase liability under, the federal and state alternative minimum taxes, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to a corporate shareholder under the state franchise tax system.


Consistent with the Fund's investment objectives, the Fund may acquire private activity bonds if, in the Manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of July 31, 1995, the Fund derived 5.68% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.


The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at prevailing market rates. The Fund may also purchase variable or floating rate demand notes ("VRDNs"). VRDNs are tax-exempt obligations which contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest according to its terms upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Although it is not a put option in the usual sense, such a demand feature is sometimes known as a "put". With respect to 75% of the total value of the Fund's assets, no more than 5% of such value may be in securities underlying puts from the same institution.

The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of one year at the date of purchase by the Fund if such obligations carry demand features that comply with the conditions of rules adopted by the SEC. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth above. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Manager under the supervision of the Board of Directors, also be equivalent to the quality standards set forth above. In addition, the Manager monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.


The Fund may invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. The lessor is, in effect, a lender secured by the property being leased. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contains a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the two highest rating categories of the NRSROs or in COPs unrated by any NRSRO but believed to be of comparable quality. Criteria considered by the rating agencies and the Manager in assessing such risk include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for the Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of July 31, 1995, the Fund held 2.43% of the total face amount of the securities in its portfolio in COPs and other municipal leases.


The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may borrow from banks for temporary or emergency purposes only and pledge its assets for such loans, up to 10% of the Fund's total assets. No new investments will be made by the Fund while any outstanding loans exceed 5% of its total assets. The Fund may also make loans of its portfolio securities not in excess of 10% of the value of its total assets. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System; however, it has no present intention of doing so. For further information on this investment technique, please see the SAI.

MANAGEMENT OF THE FUND


The Board of Directors (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (114 separate series) with aggregate assets of over $75 billion, approximately $42 billion of which are in the municipal securities market.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended July 31, 1995, fees totaling 0.56% of the average daily net assets of the Fund would have accrued to Advisers. Total operating expenses, including management fees, would have represented 0.83% of the average daily net assets of the Fund. Pursuant to a fee reduction by Advisers, the Fund paid management fees totaling 0.38% of the average daily net assets of the Fund and operating expenses totaling 0.65%.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because short-term money market instruments are generally traded on a "net" basis, that is, in principal transactions without the addition or deduction of brokerage commissions or transfer taxes. To the extent that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through which such transactions will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.


Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares dividends for each day that the Fund's net asset value is calculated, payable to shareholders of record as of the close of business the preceding day. The amount of dividends may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise the Fund's net investment income. THE FUND DOES NOT PAY "INTEREST" TO ITS SHAREHOLDERS, NOR IS ANY AMOUNT OF DIVIDENDS OR RETURN GUARANTEED IN ANY WAY.

Dividends are automatically reinvested daily in the form of additional shares of the Fund at the net asset value per share at the close of business each day.

The daily dividend includes accrued interest and any original issue and market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share) less amortization of any premium paid on the purchase of portfolio securities and the estimated expenses of the Fund.


The Federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares.

The SAI includes a further discussion of distributions.


DIVIDENDS IN CASH

Shareholders may request to have their dividends paid out monthly in cash by notifying Investor Services. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last business day of the month and the proceeds will be paid to them in cash. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(R) or the Templeton Group, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.

TAXATION OF THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Distributions and Taxes" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund will continue to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for Fund shareholders.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.


Since the Fund's income is derived from interest and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended July 31, 1995 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.


The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or a tax preference item under the federal alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest dividends on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares may not be fully deductible for federal income tax purposes.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund. For example, distributions attributable to interest received from, or capital gain derived from the disposition of, obligations of a given state or its political subdivisions may be exempt from income taxes in that state.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

HOW TO BUY SHARES OF THE FUND


Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares, and by the Fund directly. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. All shares of the Fund are purchased at the net asset value, without a sales charge, next determined after receipt of a purchase order in proper form. The minimum initial investment is $500 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. Purchases in proper form received by the Fund prior to 3:00 p.m. Pacific time will be credited to the shareholder's account on that business day. If received after 3:00 p.m., the purchase will be credited the following business day.


Many of the types of instruments in which the Fund invests must be paid for in federal funds which are monies held by its custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Fund generally cannot be invested by the Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds; in such event shares of the Fund will be purchased at the net asset value next determined after receipt of the order and payments.

Shares may be purchased in any of the following ways:

BY MAIL

(1) For an initial investment, include the completed Shareholder Application contained in this Prospectus. For subsequent investments, the deposit slips which are included with the shareholder's monthly statement or checkbook (if one has been requested) may be used, or the shareholder should reference the account number on the check.

(2) Make the check, Federal Reserve draft or negotiable bank draft payable to Franklin Tax-Exempt Money Fund. Instruments drawn on other investment companies may not be accepted.

(3) Send the check, Federal Reserve draft or negotiable bank draft to Franklin Tax-Exempt Money Fund, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

BY WIRE

(1) Call Franklin's Shareholder Services Department at 1-800/632-2301. If that line is busy, call 415/312-2000 collect, to advise that funds will be wired for investment. The Fund will supply a wire control number for the investment. It is necessary to obtain a new wire control number every time money is wired into an account in the Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Shareholders should contact Franklin's Shareholder Services Department at the above telephone number to obtain a wire control number each time funds are to be wired for investment to the Fund. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(2) Wire funds to Bank of America, ABA routing number 121000358, for credit to Franklin Tax-Exempt Money Fund, A/C 1493-3-04779. The wire control number and shareholder's name must be included. Wired funds received by the Bank and reported by the Bank to the Fund by 3:00 p.m. Pacific time are normally credited on that day.
       Later wires are credited the following business day.

(3) If the purchase is not to an existing account, a completed Shareholder Application must be sent to Franklin Tax-Exempt Money Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, to assure proper credit for the wire.

THROUGH SECURITIES DEALERS

Investors may, if they wish, invest in the Fund by purchasing shares through a securities dealer as noted above. Securities dealers which process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge. In certain states, shares of the Fund may be purchased only through registered securities dealers.

AUTOMATIC INVESTMENT PLAN


Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program.


GENERAL


The Fund and Distributors reserve the right to reject any order for the purchase of shares of the Fund or to waive the minimum investment requirements when the shares are being purchased through plans established by the Franklin Templeton Group. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

The Fund may impose a $10 charge for each returned item , against any shareholder account which, in connection with the purchase of Fund shares submits a check or a draft which is returned unpaid to the Fund.


Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

If the purchase or sale of Fund shares with the assistance of certain banks were deemed to be an impermissible activity for such bank under the Glass Steagall Act or other federal laws, such activities would likely be discontinued by such bank. Investors utilizing such bank assistance would then be able to seek other avenues to invest in Fund shares, such as securities dealers registered with the SEC or from the Fund directly.


HOW TO SELL SHARES OF THE FUND


All or any part of a shareholder's investment may be converted into cash, without penalty or charge, by redeeming shares in any one of the methods discussed below on any day the New York Stock Exchange (the "Exchange") is open for trading. Regardless of the method of redemption, payment for the shareholder's redeemed shares will be sent within seven days after receipt of the redemption request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with such instruments will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

Shares may be redeemed in any of the following ways:

1. BY CHECK

The Fund will supply redemption drafts (which are similar to checks and are referred to as checks throughout this Prospectus) to shareholders who have requested them on the Shareholder Application. The election of the check redemption procedure does not create a checking account or other bank account relationship between a shareholder and the Fund or any bank. These checks are drawn through the Fund's custodian, Bank of America NT & SA (the "Custodian" or "Bank"). Shareholders will generally not be able to convert a check drawn on the Fund account into a certified or cashier's check by presentation at the Fund's Custodian. The shareholder may make checks payable to the order of any person in any amount not less than $100. There is no charge to the shareholder for this check redemption procedure.

When such a check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared. Shares will be redeemed at their net asset value next determined after receipt of a check which does not exceed the collected balance of the account. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check.


Because the Fund is not a bank, no assurance can be given that stop payment orders on checks written by shareholders will be effective. The Fund, however, will use its best efforts to see that such orders are carried out.


Shareholders will be subject to the right of the Bank to return unpaid checks in amounts exceeding the collected balance of their account at the time the check is presented for payment. Checks should not be used to close a Fund account because when the check is written the shareholder will not know the exact total value of the account on the day the check clears. The Bank reserves the right to terminate this service at any time upon notice to shareholders.

2. BY TELEPHONE


A shareholder may redeem shares by telephoning the Fund at 1-800/632-2301. Payment of redemption requests of $1,000 or less (once per business day) will be sent by mail to the shareholder's address as reflected on the Fund's records. For payments over $1,000, the shareholder must complete the "Wire Redemptions Privilege" section of the Shareholder Application. Proceeds will then be wired directly to the commercial bank or brokerage firm designated by the shareholder. Wires will not be sent for redemption requests of $1,000 or less. Shareholders may have redemption proceeds of over $1,000, up to $50,000 per day per Fund account, sent directly to their address of record by filing a completed Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement") included with this Prospectus. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling the number above. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."


Telephone redemption requests received before 3:00 p.m. Pacific time on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Wire payments will be transmitted the next business day following receipt prior to 3:00 p.m. Pacific time of a request for redemption in proper form. Shareholders may wish to allow for longer processing time if they want to assure that redemption proceeds will be available at a specific time for a specific transaction. Shareholders may be able to have redemption proceeds wired to an escrow account the same day, provided that the request is received prior to 9:00 a.m. Pacific time.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section.


Redemption instructions must include the shareholder's name and account number and be called to the Fund. No shares for which share certificates have been issued may be redeemed by telephone instructions. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563. The telephone redemption privilege may be modified or discontinued by the Fund at any time upon 60 days' notice to shareholders.


3. BY MAIL


A shareholder may redeem all or a portion of the shares owned by sending a letter to Investor Services, at the address shown on the back cover of this Prospectus, requesting redemption and surrendering share certificates if any have been issued.


IMPORTANT THINGS TO REMEMBER
WHEN REDEEMING SHARES

Written requests for redemption must be signed by all registered owners.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced below. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Written requests for redemption, all share certificates, and all certificate assignment forms should be sent to the Fund or Investor Services at the address shown on the back cover of this Prospectus.

Payment for written requests for redemption will be sent within seven days after receipt of the request in proper form. Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all share certificates, assignments, signature guarantees and other documentation as may be required by Investor Services. The amount received upon redemption may be more or less than the shareholder's original investment. Redemptions may be suspended under certain limited circumstances pursuant to rules adopted by the SEC.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Fund to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to any shareholder or other person for a redemption payment by wire which for any reason may not be processed as described in this section.


CONTINGENT DEFERRED SALES CHARGE

The Fund does not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed were shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month after such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) Shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months; and followed by any shares held less than 12 months, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Requests for redemptions for a SPECIFIED DOLLAR AMOUNT, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a SPECIFIC NUMBER OF SHARES will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


OTHER PROGRAMS AND PRIVILEGES
AVAILABLE TO FUND SHAREHOLDERS

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND TO SHAREHOLDERS WHOSE SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT, OR NETWORKED ACCOUNT THROUGH NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and any capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested in writing by the shareholder or by his securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to each shareholder monthly to reflect the daily dividends reinvested, as well as after each transaction which affects the shareholder's account, except a redemption effected by check. This statement will also show the total number of Fund shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the shareholder's account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis.

Sufficient shares of the Fund will be liquidated (generally on the first business day of the month in which the distribution is scheduled) at net asset value to meet the specified withdrawals, with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another fund in the Franklin Group of Funds or the Templeton Group, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Withdrawals which may be paid in the interim will be sent to the address of record. Liquidation of shares may deplete the investment and withdrawal payments cannot be considered as actual yield or income since part of such payments may be a return of capital. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

MULTIPLE ACCOUNTS FOR FIDUCIARIES

Special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Fund. Further information is included in the Fund's SAI.

RIGHTS OF ACCUMULATION


The cost or current value (whichever is higher) of the shares in the Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares in one or more of the funds in the Franklin Group of Funds and the Templeton Group of Funds, which are sold with a sales charge. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares will also be included toward the completion of a Letter of Intent with respect to any of the Franklin Templeton Funds which are sold with a sales charge.


To assist shareholders in obtaining additional information regarding these programs, a list of telephone numbers is included under "How to Get Information Regarding an Investment in the Fund."


INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact Franklin Templeton Institutional Services Department at 1-800/321-8563.


EXCHANGE PRIVILEGE


The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are generally offered to the public with a sales charge (which may differ in timing and/or amount). If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for Class I shares of other Franklin Templeton Funds (as defined in "Rights of Accumulation" ) which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. No exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders of Class II of the Franklin Templeton Funds may, however, elect to direct their dividends and capital gain distributions to the Fund, or to another Franklin Templeton Fund for investment at net asset value.

Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds but such purchase will be subject to the Class II sales charges for that Fund which typically will include a front end and contingent deferred sales charges for the contingency period of 18 months.

Although there are no exchanges between different classes of shares, shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to the Fund at net asset value.

Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. Exchanges may be made in any of the following ways:


EXCHANGES BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

EXCHANGES BY TELEPHONE

SHAREHOLDERS, OR THEIR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY TELEPHONE BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF THE SHAREHOLDER DOES NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, THE FUND OR INVESTOR SERVICES SHOULD BE NOTIFIED.


The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account of Class I shares of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.


EXCHANGES THROUGH SECURITIES DEALERS


As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges by Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.


ADDITIONAL INFORMATION REGARDING EXCHANGES


Shares of the Fund acquired other than pursuant to the exchange privilege or the reinvestment of dividends with respect to such shares, may be exchanged at the offering price of other Class I shares of the Franklin Templeton Funds. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. Exchanges will be effected at the respective net asset values or offering prices of the funds involved at the close of business on the day on which the request is received in proper form.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


The Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.


The Fund and Distributors also, as indicated in "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.

TELEPHONE TRANSACTIONS

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.


All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Fund.


VERIFICATION PROCEDURES


The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.


GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

VALUATION OF FUND SHARES

The net asset value of the shares of the Fund is determined by the Fund at 3:00 p.m. Pacific time each day that the Exchange is open for business. The net asset value per share is calculated by adding the value of all portfolio holdings and other assets, deducting its liabilities, and dividing the result by the number of Fund shares outstanding.

The valuation of the Fund's portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund's use of amortized cost which facilitates the maintenance of the Fund's per share net asset value of $1.00 is permitted by Rule 2a-7 under the 1940 Act. Further information is included under "Determination of Net Asset Value" in the SAI.

HOW TO GET INFORMATION REGARDING AN INVESTMENT IN THE FUND

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.


From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund information may be accessed by entering Fund Code [] followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:


                                                                        HOURS OF OPERATION
                                                                        (PACIFIC TIME)

DEPARTMENT NAME                          TELEPHONE NO.                  (MONDAY THROUGH FRIDAY)

Shareholder Services                     1-800/632-2301                 5:30 a.m. to 5:00 p.m.
Dealer Services                          1-800/524-4040                 5:30 a.m. to 5:00 p.m.
Fund Information                         1-800/DIAL BEN                 5:30 a.m. to 8:00 p.m.

                                                                        8:30 a.m. to 5:00 p.m.
                                                                        (Saturday)

Retirement Plans                         1-800/527-2020                 5:30 a.m. to 5:00 p.m.
TDD (hearing
impaired)                                1-800/851-0637                 5:30 a.m. to 5:00 p.m.


In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

PERFORMANCE

Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including quotations of its current, effective, taxable equivalent yield and taxable equivalent effective yield.

Current yield as prescribed by the SEC is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from the Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding (that is, the effect of reinvesting dividends paid on both the original share and those acquired from the reinvestment of such dividends). Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Tax equivalent effective yield demonstrates the effective yield from a taxable investment necessary to produce an after-tax effective yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed in the same manner as is the fund's tax equivalent yield, except that it is based on the tax-exempt portion of the fund's effective, rather than its current, yield. The figure is calculated by dividing the tax-exempt portion of a fund's effective yield by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's effective yield.

In each case, performance figures are based upon past performance and will reflect all recurring charges against Fund income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period. Additional information is contained in the Fund's annual report, which is available without charge upon request at the telephone number or address listed on the cover of this Prospectus.

GENERAL INFORMATION


REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends July 31. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI .

ORGANIZATION AND VOTING RIGHTS

The Fund was organized as a corporation on March 18, 1980. The Fund's authorized capital stock consists of 5 billion shares of no par value. All shares are of one class, have one vote and, when issued, are fully paid and nonassessable. All shares have equal voting, participation and liquidation rights, but have no subscription, preemptive or conversion rights.


Shares of the Fund have cumulative voting rights, which means that in all elections of directors each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of directors to be elected at such election, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates.


The Fund does not intend to hold annual shareholders' meetings. The Fund may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of directors such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $250, one-half the required minimum investment, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

OTHER INFORMATION


Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

Shares of the Fund may or may not constitute a legal investment for investors whose investment authority is restricted by applicable law or regulation. SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

ACCOUNT REGISTRATIONS

An account registration should reflect the investor's intentions as to ownership.

Accounts should not be registered in the name of a minor either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer or similar agreements on file with Distributors. Unless such agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS


Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.


The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

FRANKLIN
TAX-EXEMPT
MONEY FUND

STATEMENT OF
ADDITIONAL INFORMATION


DECEMBER 1, 1995


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

CONTENTS                          PAGE

The Fund (See also the Prospectus
  "Information About the Fund")

Additional Information Regarding
  the Fund's Investment Objective and
  Policies (See also the Prospectus
  "Investment Objective and Policies
  Followed by the Fund")

Officers and Directors

Investment Advisory and Other Services

The Fund's Policies Regarding Brokers
  Used on Portfolio Transactions

Determination of Net Asset Value
  (See also the Prospectus
  "Valuation of Fund Shares")

Additional Information Regarding
  Purchases and Redemptions of Shares

Additional Information Regarding
  Distributions and Taxes

The Fund's Underwriter

General Information

Appendix

Financial Statements


A Prospectus for the Franklin Tax-Exempt Money Fund (the "Fund"), dated December 1, 1995, as may be amended from time to time, provides the basic information a prospective investor should know before investing in the Fund and may be obtained without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the

address or telephone number shown above.


THIS STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE AN INVESTOR WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS.


THE FUND


Franklin Tax-Exempt Money Fund is a diversified, open-end management investment company or "mutual fund," is registered as such with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), and was incorporated under the laws of the state of California on March 18, 1980. The Fund has only one class of capital stock, without par value. The purchase of Fund shares does not create a checking or other bank account.


ADDITIONAL INFORMATION REGARDING THE
FUND'S INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES

As stated in the Prospectus, the investment objective of the Fund is to obtain for its investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The achievement of the Fund's objective will depend on market conditions generally and on its investment manager's analytical and portfolio management skills. The value of the securities held will fluctuate inversely with interest rates, and therefore there is no assurance that the objective will be achieved. Except as noted, the investment objective and policies of the Fund as set forth herein are fundamental and may not be changed without the approval of a majority of the Fund's outstanding shares.

The Fund will seek to achieve its objective by investing in a diversified portfolio of high quality short-term debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is wholly exempt from federal income tax in the opinion of bond counsel. Such securities are generally known as "Municipal Bonds" or "Municipal Notes."


The Municipal Bonds and Municipal Notes in the Fund's portfolio will be invested in issues which have been rated, at the time of purchase, not lower than Aa (applicable to Municipal Bonds), MIG-2 (applicable to Municipal Notes), or P-2 (applicable to commercial paper) by Moody's Investors Service ("Moody's"), or AA (Bonds), SP-2 (Notes) or A-2 (commercial paper) by Standard & Poor's Corporation ("S&P"), or AA (applicable to municipal bonds) or F-2 (applicable to municipal notes and commercial paper) by Fitch Investors Service, Inc. ("Fitch"), or which are unrated, but only if the investment manager believes that the financial condition of such issuers limits the risks to the Fund to a degree comparable to securities rated at least within the two highest grades by Moody's, S&P or Fitch. Any Municipal Bond or Note which depends on the credit of the federal government will be regarded as having a rating of Aaa (Moody's) or AAA (S&P or Fitch). See the Appendix at the end of this SAI.

Subsequent to its purchase by the Fund, a municipal security may be assigned a lower rating or cease to be rated. Such an event generally would not require the elimination of the issue from the portfolio, although it will be taken into consideration by the Fund's investment manager in determining whether the Fund should continue to hold the security in its portfolio. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Fund, the investment manager will consider, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.


The Fund may purchase other types of tax-exempt instruments, such as tax-exempt commercial paper, issued by municipalities. Such investments will be limited to those obligations which are rated no lower than P-2 (Moody's), A-2 (S&P) or F-2 (Fitch). With respect to short-term discount notes or tax-exempt commercial paper which are not rated, the Fund may invest only in instruments of issuers who have an outstanding debt security rated in the two highest grades by S&P, Moody's or Fitch. The Fund may purchase other types of tax-exempt instruments as long as, in the opinion of the Fund's investment manager, they are of a quality equivalent to the debt or commercial paper ratings stated above.

Generally, all of the instruments held by the Fund are offered on the basis of a quoted yield to maturity and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser. The maturities of these instruments at the time of issue will generally range from three months to 13 months.


Each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. A bond for which the payments of principal and interest are secured or become secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification. Percentage limitations referred to in this paragraph and elsewhere in the Prospectus and SAI are generally determined at the time an investment is made.


DESCRIPTION OF MUNICIPAL
AND OTHER SECURITIES

The Prospectus describes the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which the Fund may invest.

TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are issued in expectation of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They are usually general obligations of the issuer.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.


INDUSTRIAL DEVELOPMENT REVENUE BONDS which pay tax-exempt interest are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments.


WHEN-ISSUED PURCHASES. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund believes that their net asset value or income will not be adversely affected by their purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

CALLABLE BONDS. There are municipal bonds which are issued with provisions which prevent them from being called, typically for periods of 5 to 10 years. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by the Fund's investment manager, the Fund believes it has reduced the risk of adverse impact on net asset value based on calls of callable bonds. The investment manager may dispose of such bonds in the years prior to their call dates, if the investment manager believes such bonds are at their maximum premium potential. In pricing such bonds in the Fund's portfolio, each callable bond is marked to market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on its net asset value. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the Internal Revenue Service, the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the re-investment of the proceeds of any called bond may be in bonds which pay a higher or lower rate of return than the called bonds; and, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated or that the Fund's objective will be achieved.

ESCROW-SECURED BONDS OR DEFEASED BONDS are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P, Moody's and Fitch.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may also be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on municipal obligations.

VARIABLE OR FLOATING RATE DEMAND NOTES ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, and are calculated to maintain the market value of the VRDN at approximately the par value upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.


CERTIFICATES OF PARTICIPATION. The Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs are distinguishable from municipal debt in that the lease which is the subject of the transaction typically contains a "non-appropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds.


While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the two highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Directors has determined that COPs held in the Fund's portfolio constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated;
(b) the size of the municipal securities market for the Fund, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds or comparable credit rating or quality. There is no limit as to the amount of assets which the Fund may invest in COPs.

U.S. GOVERNMENT OBLIGATIONS which may be owned by the Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CERTIFICATES OF DEPOSIT are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

BANKERS' Acceptances are short-term credit instruments used to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker/dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Fund's Board and will be held pursuant to a written agreement. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with a term of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements.

LOANS OF PORTFOLIO SECURITIES. As approved by the Board of Directors and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finder's, borrowers', administrative, and custodial fees in connection with a loan of its securities.

Income derived by the Fund from securities lending transactions, repurchase transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal personal income tax purposes when distributed to shareholders. Income derived by the Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders.

PRIVATE ACTIVITY BONDS. Interest on obligations which are classified as "private activity bonds" is not excluded from gross income for federal income tax purposes under Section 103(b)(1) of the U.S. Internal Revenue Code of 1986, as amended ("Code"), unless such bonds are registered (Section 149 of the Code) and certain other requirements are satisfied. If such bonds do not satisfy these requirements, such bonds are not included in the Fund's definition of "municipal securities," and the Fund will therefore not invest in them. Section 141(e) of the Code, however, describes certain private activity bonds the interest on which is excluded from federal gross income (certain small issues and obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer), except when the bonds are held by "substantial users" or persons related to substantial users as defined below. The Fund may invest periodically in private activity bonds described in Section 141 of the Code. Since the Fund's holding of such bonds may be attributed to such substantial users, the Fund may not be an appropriate investment for persons or entities which are substantial users of facilities financed by private activity bonds or for investors who are "related persons." Generally, an individual will not be a related person under the Code unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own, directly or indirectly, in the aggregate more than 50% in value of the equity of a corporation or partnership which is a substantial user of a facility financed with the proceeds of private activity bonds. A "substantial user" of such facilities is defined generally by Section 1.103-11(b) of the Treasury regulations as a "non-exempt person who regularly uses a part of a facility" financed with the proceeds of a private activity bond.

Interest on private activity bonds, as well as interest on municipal bonds which are not private activity bonds, may become includable in gross income, retroactively to the date of issue, if the bonds become "arbitrage bonds" as defined in Section 148 of the Code or, in the case of private activity bonds, certain requirements of the Code are not satisfied subsequent to the date of issue.

Opinions relating to the validity of municipal securities and to the exclusion from gross income for federal income tax purposes of the interest thereon are rendered by bond counsel at the time of issuance. The Fund does not review the proceedings relating to the issuance of municipal securities, the basis for such opinions, or actions of any of the parties thereto with respect to compliance with requirements of the Code subsequent to the date of issue to preserve the exclusion from gross income.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities, in which each Fund may also invest, to the extent such investments would be consistent with the foregoing objectives and policies.

PORTFOLIO MANAGEMENT

The ability of the Fund to achieve its investment goals is dependent on a number of factors, including the skills of its investment manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater price fluctuations than obligations with shorter maturities.

The Fund's policy will generally be to hold securities to maturity rather than to follow a policy of trading. However, due to the short-term nature of the maturities of the Fund's securities held in its portfolio, it is not expected that there will be any reportable annual portfolio turnover.

INVESTMENT RESTRICTIONS

The investment restrictions listed below have been adopted by the Fund and may not be changed without the approval of a majority of the Fund's outstanding shares. These restrictions reflect self-imposed standards as well as state and federal requirements. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

THE FUND MAY NOT:

 (1) Purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of any class of any issuer would be held by the Fund.

 (2) Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of the Fund's total assets at the time of borrowing. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.) Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

 (3) Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

 (4) Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or engage in any repurchase transactions of more than seven days' duration if, as a result, more than 10% of its total assets would be invested in all such securities.

 (5) Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objectives, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting.

 (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

 (7) Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

 (8) Make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and restrictions, (ii) by engaging in repurchase transactions, and (iii) by making loans of portfolio securities not in excess of 10% of the value of the Fund's total assets.

 (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(10) Purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those directors and officers of the Fund, or of the investment manager, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

(11) Invest for the purpose of exercising control or management of another company.

(12) Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell Municipal Bonds and Notes as set forth under "Additional Information Regarding the Fund's Investment Objectives and Policies."

(13) Purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets.

(14) Purchase securities (other than Municipal Bonds, Notes and obligations issued or guaranteed by the United States government, its agencies or instrumentalities) if, as a result, more than 25% of total Fund assets would be invested in any one industry.

(15) Purchase an industrial revenue bond if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where the payment of principal and interest are the responsibility of companies with less than three years of operating history.

OFFICERS AND DIRECTORS

The Board of Directors has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and directors and their principal occupations for the past five years are listed below. Directors who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).


NAME, AGE         POSITIONS AND OFFICES   PRINCIPAL OCCUPATIONS
AND ADDRESS WITH THE FUND                 DURING PAST FIVE YEARS

Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111


Director


President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045


Director


President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County

P. O. Box 1945
Morristown, NJ 07962-1945

Director


Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (80)
111 New Montgomery St., #402
San Francisco, CA 94105


Director


Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (62)
777 Mariners Island Blvd.
San Mateo, CA 94404


Chairman of the Board and Director


President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.

San Mateo, CA 94404

President and Director


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (66)
20833 Stevens Creek Blvd.

Suite 102
Cupertino, CA 95014

Director


General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817


Director


Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc..

Harmon E. Burns (50)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President


Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (46)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President and Secretary


Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Thomas J. Kenny (32)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Franklin Advisers, Inc. and officer of eight of the investment companies in the Franklin Group of Funds.

Diomedes Loo-Tam (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President


Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

Richard C. Stoker (58)
11615 Spring Ridge Rd.
Potomac, Maryland 20854

Vice President

Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Management, Inc.; and officer of five of the funds in the Franklin Group of Funds.

R. Martin Wiskemann (68)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President


Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

Directors not affiliated with the Fund's investment manager ("nonaffiliated directors")are currently paid fees of $100 per month plus $100 per meeting attended. As indicated above, certain of the Fund's nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                              TOTAL FEES        NUMBER OF BOARDS
                                               RECEIVED FROM     IN THE FRANKLIN
                                            THE FRANKLIN      TEMPLETON GROUP ON
                          TOTAL FEES        TEMPLETON GROUP   WHICH EACH
                          RECEIVED FROM     OF FUNDS**        SERVES***
NAME                      FUND*
Frank H. Abbott,III       $2,400            $176,870          31
Harris J. Ashton          $2,400            $319,925          56
S. Joseph Fortunato       $2,400            $336,065          58
David W. Garbellano       $2,400            $153,300          30
Frank W.T. LaHaye         $2,300            $150,817          26
Gordon S. Macklin         $2,400            $303,685          53

*For the fiscal year ended July 31, 1995.
**For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated directors are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of September 5, 1995, the directors and officers, as a group, owned of record and beneficially approximately 53,427 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's directors also own shares in other various funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.


INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. The Manager and other subsidiary companies of Resources currently manage over $125 billion in assets for over 3.8 million shareholder accounts. The preceding table indicates those officers and directors who are also affiliated persons of Distributors and Advisers.


Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to scrutinize project sites. The Manager's activities are subject to the review and supervision of the Fund's Board of Directors to whom the Manager renders periodic reports of the Fund's investment activities. The Manager, at its own expense, furnishes the Fund with office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. The Fund bears all of its expenses not assumed by the Manager.


See the Statement of Operations in the financial statements included in the Fund's Annual Report to Shareholders for details of these expenses.


Pursuant to the management agreement, the Fund is obligated to pay the Manager a daily fee (payable at the request of the Manager) computed at the rate of 1/584 of 1% (approximately 5/8 of 1% per year) of the daily net assets of the Fund at the close of each business day on net assets up to and including $100 million; plus 1/730 of 1% (approximately 1/2 of 1% per year) of average daily net assets over $100 million up to and including $250 million; and 1/811 of 1% (approximately 45/100 of 1% per year) of average daily net assets over $250 million.


The Manager agreed in advance to Limit its management fees and to assume responsibility for making payments, is necessary, to offset certain operating expenses otherwise payable by the Fund. This action by the Manager to limit its management fees may be terminated by the Manager at any time. The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements. For the fiscal years ended 1993, 1994 and 1995, the management fees the Fund was contractually obligated to pay the Manager were $1,068,821, $1,250,390 and $1,102,243, respectively, and the management fees actually paid by the Fund for the same periods were $865,069, $886,611 and $742,949, respectively.

The management agreement is in effect until February 29, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's directors who are not parties to the management agreement or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for that purpose.


The management agreement may be terminated without penalty at any time by the Fund or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.


Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.


Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California, 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.


Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended July 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report and this Statement of Additional Information.


THE FUND'S POLICIES REGARDING
BROKERS USED ON PORTFOLIO TRANSACTIONS


As noted in the Prospectus, since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs.

The Manager makes the investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Fund. In executing portfolio transactions, the Manager seeks the most favorable prices consistent with the best execution of the orders. So long as the Manager believes it is obtaining the best execution, it will give consideration in placing portfolio transactions to broker-dealers furnishing research, statistical or factual information or wire or other services to the Fund or the Manager, including appraisals or valuations of portfolio securities of the Fund. While the information and services provided by broker-dealers are useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Manager and thus reduce its expenses, they are of indeterminable value and will not reduce the management fee payable to the Manager by the Fund.

Depending on the Manager's view of market conditions, the Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund does not anticipate that it will incur a significant amount of brokerage expense because brokerage commissions are not normally incurred on investments in short- term money market instruments which are generally traded on a "net" basis, that is, in principal amounts without the addition or deduction of brokerage commissions or transfer taxes.

Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the ask price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above. No broker or dealer affiliated with the Fund or with the Manager may purchase securities from, or sell securities to, the Fund.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended July 31, 1993, 1994 and 1995, the Fund paid no brokerage commissions. As of July 31, 1995 the Fund did not own securities of its regular broker-dealers.


DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the net asset value per share for purposes of both purchase and redemption of shares is determined by the Fund on each day that the Exchange is open for business. Valuation is currently made as of 3:00 p.m. Pacific time. As of the date hereof, the Fund is informed that the Exchange intends to close in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the portfolio is calculated by adding the value of all securities and other assets in the portfolio, deducting its liabilities, and dividing by the number of shares outstanding.


The valuation of the Fund's portfolio securities (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund's use of amortized cost which facilitates the maintenance of the Fund's per share net asset value of $1.00 is permitted by a Rule adopted by the SEC. Pursuant to this rule, the Fund must adhere to certain conditions.


The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those United States dollar-denominated instruments that the Board of Directors determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. As discussed in the Prospectus, securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year. The directors have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the directors, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the directors. If such deviation exceeds 1/2 of 1%, the directors will promptly consider what action, if any, will be initiated. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

ADDITIONAL INFORMATION REGARDING
PURCHASES AND REDEMPTIONS OF FUND SHARES

EFFECTIVENESS OF PURCHASE ORDERS

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form. Many of the types of instruments in which the Fund invests must be paid for in federal funds, which are monies held by the custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Fund generally cannot be invested by the Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Fund is able to make investments immediately (within one business day), however, it may accept a purchase order with payment other than in federal funds; in such event shares of the Fund will be purchased at the net asset value next determined after receipt of the order and payment. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day all shares in the account are redeemed.

Payments transmitted by wire and received by the custodian and reported by the custodian to the Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day as received. Wire payments received or reported by the custodian to the Fund after that time will normally be effective on the next business day. Payments transmitted by check or other negotiable bank draft will normally be effective within two business days for checks drawn on a member bank of the Federal Reserve System and longer for most other checks. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Checks drawn in United States funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to the shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SHAREHOLDER ACCOUNTING

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Fund's transfer agent. Share certificates will not be issued unless requested in writing by the investor, and no certificates will be issued for fractional shares at any time. No certificates will be issued to shareholders who have elected redemption by check or by preauthorized bank or brokerage firm account methods of withdrawing cash from their accounts. To open an account in the name of a corporation, a resolution of the corporation's Board of Directors will be required.

The Fund reserves the right to reject any order for the purchase of shares of the Fund and to waive minimum investment requirements. In addition, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter.

SHAREHOLDER REDEMPTIONS

All requests for redemption, all share certificates and all share assignments should be sent to the Fund, c/o Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Fund will make payment for all redemptions within seven days after receipt of such redemption request in proper form. The Fund reserves the right, however, to suspend redemptions or postpone the date of payment (1) for any periods during which the Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilizes is restricted or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC, by order, may permit for the protection of the Fund's shareholders.


In connection with exchanges (see Prospectus "Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which the Fund shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.


Use of the exchange privilege in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

REDEMPTIONS IN KIND

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the directors reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

REDEMPTIONS BY THE FUND

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $250 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $500.


REPORTS TO SHAREHOLDERS

The Fund sends annual and semi-annual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800 DIAL BEN.


SPECIAL SERVICES

The Fund's Shareholder Services Agent may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as processing a large number of checks each month. Such fees for special services to such shareholders will not increase the expenses borne by the Fund.

As noted in the Prospectus, special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Fund. The institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them or they may be added at a later date by written advice or by filing forms supplied by the Fund. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the Fund are applicable to each sub-account. The Fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account. Further, the Fund will provide to each institution, on a quarterly basis, or more frequently as requested, a statement which will set forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.


The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund.

The cost of these services is not borne by the Fund.


Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.


ADDITIONAL INFORMATION
REGARDING DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


Distributions and distribution adjustments resulting from realized gains and losses on the sale of portfolio securities or from unrealized appreciation or depreciation in the value of portfolio securities are required to maintain a $1.00 net asset value and may result in under or over distributions of investment company taxable income or net tax-exempt income.


The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. However, because the Fund's portfolio under normal circumstances is composed of short-term securities, the Fund does not expect to realize any long-term capital gains or losses. Any net short-term or long-term capital gains which are realized by the Fund (adjusted for any daily amounts of unrealized appreciation or depreciation reported above and taking into account any capital loss carryovers) will generally be distributed once each year and may be distributed more frequently if necessary in order to avoid federal excise taxes. Any distribution of capital gains will also be reinvested in the form of additional shares at net asset value, unless the shareholder has previously elected on the Shareholder Application or filed written instructions with the Fund's transfer agent to have them paid in cash.


As noted in the Prospectus, the Fund declares dividends for each day that the Fund's net asset value is calculated equal to all of its daily net interest income, payable to shareholders of record as of the close of business the preceding day.

Shareholders who so request may have their dividends paid out monthly in cash. The shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last bank business day of the month and the proceeds will be paid to them in cash. If a shareholder withdrew the entire amount in his account at any time during the month, all dividends accrued with respect to his account during the month to the time of withdrawal would be paid in the same manner and at the same time as the proceeds of withdrawal. Each Fund shareholder will receive a monthly summary of his account, including information as to dividends reinvested or paid.

The Board of Directors reserves the right to revise the above dividend policy or postpone the payment of dividends, if warranted in their judgment, due to unusual circumstances such as a large expense, loss or unexpected fluctuation in net assets.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares until new instructions are received.


The Fund may deduct from a shareholder's account the costs of its efforts to locate the shareholder if the shareholder's mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


ADDITIONAL INFORMATION ON TAXATION

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). The directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss, if any, are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.


From time to time, the Fund may purchase a tax-exempt obligation with market discount--that is, for a price that is less than the principal amount of the bond--or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, with a fixed maturity exceeding one year from the date of issue, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular income tax in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and to instead pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.


Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult with their tax advisors before purchasing shares of the Fund.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends, as a matter of policy, to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be disallowed to the extent of exempt interest dividends paid with respect to such shares. However, since the Fund seeks to maintain a constant $1.00 share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon sale.

THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund.


Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's directors who are not parties to the underwriting agreement or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate the Fund's past performance.

CURRENT YIELD

Current yield reflects the interest income per share earned by the Fund's portfolio investments.

Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).


The yield for the Fund for the seven-day period ended on July 31, 1995 was 3.09%.


EFFECTIVE YIELD

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.


Effective yield for the Fund for the seven-day period ended on the July 31, 1995 was 3.14%.


This figure was obtained using the SEC formula:

             Effective Yield = [(Base Period Return + 1)365/7]-1

TAX EQUIVALENT YIELD


The Fund may also quote tax equivalent yield and tax equivalent effective yield which demonstrate the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yields are computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of the yield of the Fund that is not tax-exempt, if any. The tax equivalent yield based on the current yield of the Fund for the seven-day period ended on July 31, 1995 was 5.12%. The tax equivalent effective yield based on the effective yield of the Fund for the seven-day period ended on July 31, 1995 was 5.20%. The advertised tax-equivalent yield will reflect the most current federal tax rates available to the Fund.


COMPARISONS

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:


a) IBC/Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.


b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.


c) Lipper - Mutual Fund Performance Analysis, Lipper Fixed-Income Fund Performance Analysis, and Lipper Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.


OTHER FEATURES AND BENEFITS

The Fund may help investors achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college costs estimates are based upon current costs published by the College Board.) The Franklin Retirement Income Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.


MISCELLANEOUS INFORMATION

The Fund is a member of the Franklin Group of Funds one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $128 billion in assets under management for more than 3.8 million shareholder accounts and offers 114 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.


From time to time advertisements or sales material issued by the Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit, research and public education organization. The report illustrates, among other things, the amount of time, on an annual basis, the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.


Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

APPENDIX

MUNICIPAL BONDS

MOODY'S INVESTORS SERVICES ("MOODY'S")

AAA: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Municipal bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Municipal bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

NOTE: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE ("FITCH")

AAA BONDS: (highest quality) "the obligor has an extraordinary ability to pay interest and repay principal which in unlikely to be affected by reasonably foreseeable events."

AA BONDS: (high quality) "the obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA-rated securities or more subject to possible change over the term of the issue."

A BONDS: (good quality) "the obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB BONDS: (satisfactory bonds) "the obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings."

MUNICIPAL NOTES

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Notes are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broadbased access to the market for refinancing, or both.

MIG-2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

MOODY'S

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A plus (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S SHORT-TERM AND COMMERCIAL PAPER RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


FINANCIAL STATEMENTS

The financial statements contained in the Annual Report to Shareholders of the Fund dated July 31, 1995 are incorporated herein by reference.










                        FRANKLIN TAX-EXEMPT MONEY FUND
                              File Nos. 2-72614
                                  & 811-3193

                                  FORM N-1A

                                    PART C
                              Other Information

Item 24     Financial Statements and Exhibits

      a) Financial Statements incorporated herein by reference to the Annual Report to Shareholders dated July 31, 1995, as filed with the SEC electronically on Form Type N-30D on September 28, 1995.

            (i)   Report of Independent Auditors - August 31, 1995

               (ii) Statement of Investments in Securities and Net Assets,  July
                    31, 1995.

               (iii)Statement of Assets and Liabilities - July 31, 1995.

               (iv) Statement of Operations - for the year ended July 31, 1995.

               (v) Statements of Changes in Net Assets - for the years ended July 31, 1995 and 1994.

               (vi) Notes to Financial Statements

          b)   Exhibits:  The following exhibits are attached  herewith,  except exhibit 8(iii) which is incorporated by reference as noted.

          (1)  copies of the charter as now in effect;

               (i)  Articles of Incorporation dated March 17, 1980

               (ii) Certificate of Amendment to Articles of Incorporation  dated
                    July 14, 1981

               (iii)Certificate of Amendment to Articles dated August 27, 1993

          (2) copies of the existing By-Laws or instruments corresponding thereto;

               (i)  By-Laws

               (ii) Amendment to By-Laws dated November 17, 1987

          (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

               N/A

          (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the shareholders of such securities, and copies of each security being registered;

               N/A

          (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

               (i)  Management   Agreement   between   Registrant  and  Franklin
                    Advisers, Inc. dated December 1, 1986

          (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

               (i)  Distribution     Agreement     between     Registrant    and
                    Franklin/Templeton Distributors, Inc. dated August 11, 1993

               (ii) Forms  of  Dealer  Agreements   between   Franklin/Templeton
                    Distributors, Inc. and Securities Dealers

          (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

               N/A

          (8)  copies of all custodian agreements and depository contracts under
               Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of renumeration;

               (i) Custodian Agreement between Registrant and Bank of America NT & SA dated December 1, 1982

               (ii) Amendment to Custodian Agreement between Registrant and Bank of America NT & SA dated April 2, 1990

               (iii)Copy of Custodian Agreements between Registrant and Citibank
                    Delaware
                    1.  Citicash Management ACH Customer Agreement
                    2.  Citibank Cash Management Services Master Agreement
                    3.  Short Form Bank Agreement - Deposits and
                        Disbursements of Funds
                        Registrant:  Franklin Premier Return Fund
                        Filing: Post-Effective Amendment No. 54 to Registration Statement on Form N-1A
                        File No. 2-12647
                        Filing Date:  February 27, 1995

               (iv) Amendment to Custodian Agreement between Registrant and Bank of America NT & SA dated April 12, 1995

          (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

               N/A

          (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

               (i)  Opinion and Consent of Counsel dated September 21, 1995

          (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

               (i)  Consent of Independent Auditors dated September 27, 1995

          (12) all financial statements omitted from Item 23;

               N/A

          (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

               (i)  Letter of Understanding dated July 14, 1981

          (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

               N/A

          (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

               N/A

          (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

               (i)  Schedule for computation of performance quotation

          (17) Power of Attorney

               (i)  Power of Attorney dated September 18, 1995

               (ii) Certificate of Secretary dated September 18, 1995

          (27) Financial Data Schedule Computation

               (i)  Financial Data Schedule

Item 25     Persons Controlled by or under Common Control with Registrant

      None

Item 26     Number of Holders of Securities

      As of July 31, 1995, the number of record holders of the only class of securities of the Registrant was as follows:


                                                Number of
            Title of Class                      Record Holders

            Capital Stock                       12,929

Item 27     Indemnification

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court as set forth in
Section 6(c) of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (d) of said Section 6 of Article VI.


Item 28     Business and Other Connections of Investment Adviser

      Certain of the officers and directors of the Registrant's investment adviser also serve as officers and/or directors for (i) the adviser's corporate parent, Franklin Resources, Inc., and/or other subsidiaries of Franklin Resources, Inc., and/or (ii) other investment companies in the Franklin Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation.

Item 29 Principal Underwriters

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of Franklin Gold Fund, Franklin Premier Return Fund, Franklin Equity Fund, AGE High Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Money Fund, Franklin Templeton Money Fund Trust, Franklin California Tax-Free Income Fund, Inc., Franklin Federal Money Fund, Franklin California Tax-Free Trust, Franklin New York Tax-Free Income Fund, Inc., Franklin Federal Tax-Free Income Fund, Franklin Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Investors Securities Trust, Institutional Fiduciary Trust, Franklin Balance Sheet Investment Fund, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Municipal Securities Trust, Franklin Managed Trust, Franklin Strategic Series, Franklin International Trust, Franklin Real Estate Securities Trust, Franklin/Templeton Global Trust, Franklin Templeton Japan Fund, Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., and Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of the Registrant.


Item 31     Management Services

      There are no management-related service contracts not discussed in Part A or Part B.

Item 32     Undertakings

(a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the recordholders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person the whom a prospectus is delivered a copy of the annual report upon request and without charge.



                             SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of September, 1995.

                        FRANKLIN TAX-EXEMPT MONEY FUND
                        (Registrant)

                        By: Rupert H. Johnson, Jr. *
                            Rupert H. Johnson, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*       Principal Executive Officer
Rupert H. Johnson, Jr.        and Director
                                    Dated:  September 29, 1995

Charles B. Johnson*           Director
Charles B. Johnson                  Dated:  September 29, 1995

Kenneth V. Domingues*         Principal Accounting Officer
Kenneth V. Domingues          and Financial Officer
                                    Dated:  September 29, 1995

Frank H. Abbott III*          Director
Frank H. Abbott III                 Dated:  September 29, 1995

Harris J. Ashton*             Director
Harris J. Ashton                    Dated: September 29, 1995

S. Joseph Fortunato*          Director
S. Joseph Fortunato                 Dated:  September 29, 1995

David W. Garbellano*          Director
David W. Garbellano                 Dated:  September 29, 1995

Frank W.T. LaHaye*            Director
Frank W.T. LaHaye                   Dated: September 29, 1995

Gordon Macklin*               Director
Gordon Macklin                      Dated:  September 29, 1995

*By /s/ Larry L. Greene
    Larry L. Greene, Attorney-in-Fact
    (Pursuant to Power of Attorney filed herewith)